          CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND FILED
        SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT
                    TO A REQUEST FOR CONFIDENTIAL TREATMENT

                                                                   Exhibit 10.29

                          Supplemental Agreement No. 7

                                       to

                           Purchase Agreement No. 2191

                                     between

                               The Boeing Company

                                       and

                            COPA Holdings, S.A., Inc.

                      Relating to Boeing Model 737 Aircraft

            THIS SUPPLEMENTAL AGREEMENT entered into as of December 9th, 2004, by and between THE BOEING COMPANY, a Delaware corporation with its principal office in Seattle, Washington, (Boeing) and COPA HOLDINGS, S.A., INC. (Customer);

            WHEREAS, the parties hereto entered into Purchase Agreement No. 2191 dated November 25, 1998 (the Agreement), as amended and supplemented, relating to Boeing Model 737-700 and 737-800 aircraft (the Aircraft); and

            WHEREAS, Customer has requested and Boeing has agreed to accelerate one 737-700 Aircraft with a scheduled delivery month of June 2006 to May 2006; and

            WHEREAS, Boeing and Buyer have mutually agreed to amend the Agreement to incorporate the effect of these and certain other changes;

NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties agree to amend the Agreement as follows:

1.    Table of Contents, Tables and Exhibits:

      1.1. Remove and replace, in its entirety the "Table of Contents", with the "Table of Contents" attached hereto and hereby made a part of the Agreement, to reflect the changes made by this Supplemental Agreement.

      1.2. Table 1-3 entitled "Aircraft Information Table for Model 737-7V3 Aircraft" is replaced in its entirety with revised Table 1-3 entitled "Aircraft Information Table for Model 737-7V3 Aircraft" to reflect a revised schedule delivery month of May 2006 for the 737-7V3 Aircraft with manufacture serial number 34535.

2.    Letter Agreements: Remove and replace Letter Agreement No.
      6-1162-LAJ-874R1 entitled "**Material Redacted**" with Letter Agreement No. 6-1162-LAJ-874R2 entitled "**Material Redacted**" attached hereto and hereby made a part of the Agreement.

The Purchase Agreement will be deemed to be supplemented to the extent herein provided as of the date hereof and as so supplemented will continue in full force and effect.

                                TABLE OF CONTENTS

                                                                      SA
ARTICLES                                                            NUMBER
----------------------------------------------------------------    ------
   1.      Quantity, Model and Description                           SA 3
   2.      Delivery Schedule
   3.      Price
   4.      Payment                                                   SA 3
   5.      Miscellaneous

TABLE

   1-1     Aircraft Information Table for Model 737-7V3 Aircraft     SA 4
   1-2     Aircraft Information Table for Model 737-8V3 Aircraft     SA 5
   1-3     Aircraft Information Table for Model 737-8V3 Aircraft     SA 6

EXHIBIT

   A-1     Aircraft Configuration for Model 737-7V3 Aircraft         SA 3
   A-2     Aircraft Configuration for Model 737-8V3 Aircraft         SA 3

   B.      Aircraft Delivery Requirements and Responsibilities       SA 3

SUPPLEMENTAL EXHIBITS

   BFE1.   BFE Variables                                             SA 3
   CS1.    Customer Support Variables                                SA 3
   EE1.    Engine Escalation/Engine Warranty and Patent Indemnity
   SLP1.   Service Life Policy Components

LETTER AGREEMENTS

   2191-01 Demonstration Flight Waiver
   2191-02 **Material Redacted**
   2191-03 Seller Purchased Equipment

RESTRICTED LETTER AGREEMENTS

6-1162-DAN-0123      Performance Guarantees
6-1162-DAN-0124      **Material Redacted**
6-1162-DAN-0155      **Material Redacted**
6-1162-DAN-0156      Year 2000 Ready Software, Hardware and Firmware
6-1162-DAN-0157      Miscellaneous Matters
6-1162-MJB-0017      **Material Redacted**
6-1162-MJB-0030      **Material Redacted**
6-1162-LAJ-874R      **Material Redacted**
6-1162-LAJ-874R1     **Material Redacted**
6-1162-LAJ-874R2     **Material Redacted**

 SUPPLEMENTAL AGREEMENTS          DATED AS OF:
---------------------------     -----------------
Supplemental Agreement No. 1      June 29, 2001
Supplemental Agreement No. 2    December 21, 2001
Supplemental Agreement No. 3      June 14, 2002
Supplemental Agreement No. 4    December 20, 1002
Supplemental Agreement No. 5     October 31, 2003
Supplemental Agreement No. 6    September 9, 2004
Supplemental Agreement No. 7    December __, 2004

                                    TABLE 1-3
              AIRCRAFT INFORMATION TABLE FOR MODEL 737-7V3 AIRCRAFT
           AIRCRAFT DELIVERY, DESCRIPTION, PRICE AND ADVANCE PAYMENTS

AIRFRAME MODEL/MTGW:    737-700               154,500                 DETAIL SPECIFICATION:    D6-38808-42-I-D (10/5/2002)

ENGINE MODEL:          CFM56-7B22                                     PRICE BASE YEAR:         Jul-00

AIRFRAME PRICE:                                          $41,058,000

OPTIONAL FEATURES:                                       $ 3,011,200  AIRFRAME AND ESCALATION DATA:
                                                         -----------
SUB-TOTAL OF AIRFRAME AND FEATURES:                      $44,069,200  BASE YEAR INDEX (ECI):                                145.50

ENGINE PRICE (PER AIRCRAFT):                             $         0  BASE YEAR INDEX (ICI):                                130.30

AIRCRAFT BASIC PRICE (EXCLUDING BFE/SPE):                $44,069,200
                                                         ===========

BUYER FURNISHED EQUIPMENT (BFE) ESTIMATE:                $ 1,000,000

SELLER PURCHASED EQUIPMENT (SPE) ESTIMATE AT DELIVERY:   $ 1,700,000

REFUNDABLE DEPOSIT PER AIRCRAFT AT PROPOSAL ACCEPTANCE:  $    75,000

                                                      ESCALATION    ADVANCE PAYMENT PER AIRCRAFT (AMTS. DUE/MOS. PRIOR TO DELIVERY):
                          ESCALATION                 ESTIMATE ADV   ----------------------------------------------------------------
               NUMBER OF    FACTOR     MANUFACTURER  PAYMENT BASE     AT SIGNING     24 MOS.      21/18/12/9/6 MOS.      TOTAL
DELIVERY DATE  AIRCRAFT   (AIRFRAME)  SERIAL NUMBER  PRICE PER A/P        1%           4%                5%               30%
-------------  ---------  ----------  -------------  -------------  ------------   ----------     -----------------   -----------
 May-2006         1         1.2271       34535       $  55,777,000    $  482,770   $2,231,080        $ 2,788,850      $16,733,100
 May-2006         1         1.2299       34536       $  55,901,000    $  484,010   $2,236,040        $ 2,795,050      $16,770,300

                               THE BOEING COMPANY
                               P.O. Box 3707
                               Seattle, WA 95124-2207

6-1162-LAJ-874R1

COPA HOLDINGS, S.A.
Apartado 1572
Avenida Justo Arosemena y Calle 39
Panama 1, Panama

**Material Redacted**

Reference:  Purchase Agreement No. 2191 (the Purchase Agreement) between The
            Boeing Company (Boeing) and COPA HOLDINGS, S.A. (Customer) relating to Model 737 aircraft (the Aircraft)

This Letter Agreement amends and supplements the Purchase Agreement. This Letter Agreement supercedes and replaces in its entirety Letter Agreement 6-1162-LAJ-874R1. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement. In consideration of the Aircraft orders, Boeing provides the following to Customer.

1     **Material Redacted**

2.    **Material Redacted**

3.    **Material Redacted**

4.    **Material Redacted**

5.    **Material Redacted**

6.    **Material Redacted**

7.    **Material Redacted**

8. Confidentiality. Customer understands that certain commercial and financial information contained in this Letter Agreement are considered by Boeing as confidential. Customer agrees that it will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of Boeing, disclose this Letter Agreement or any information contained herein to any other person or entity.

ACCEPTED AND AGREED TO this

Date: December 9th , 2004

THE BOEING COMPANY

COPA HOLDINGS, S.A.